FIRST AMENDMENT TO NET LEASE AGREEMENT


      THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 31st day of August, 1999, by and between AEI Income & Growth Fund XXII Limited Partnership, a Minnesota limited partnership whose corporate general partner is AEI Fund Management XXI, Inc., a Minnesota corporation ("Fund XXII"), whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter referred to as "Lessor"), and Tumbleweed, Inc., a Delaware corporation and successor by merger to Tumbleweed, LLC., a Kentucky limited liability company (hereinafter referred to as "Lessee"), whose principal business address is 1900 Mellwood Avenue, Louisville, Kentucky;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property  and  improvements located at Fort  Wayne,  and  legally
described   in  Exhibit  "A",  which  is  attached   hereto   and
incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

      WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated November 25, 1998 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:


1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

      (A) The term of this Lease ("Term") shall be Fifteen (15) consecutive "Lease Years", as hereinafter defined, commencing as of the date hereof, plus the period commencing November 25, 1998 ("Occupancy Date") through August 31, 1999, with the contemplated initial term hereof ending on August 31, 2014.


     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through August 31, 2000.


2.   Article 4(A) of the Lease shall henceforth read as follows:


     ARTICLE 4.  RENT PAYMENTS

           (A)   Annual  Rent Payable for the first  Lease  Year:
Lessee shall pay to Lessor an annual Base Rent of $130,941.29, which amount shall be payable in advance on the first day of each month in equal monthly installments of $10,911.77 to Lessor If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 34 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.



      IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.




                     LESSEE:  Tumbleweed, Inc.,

                     By: /s/  Gregory A Compton
                       Its:   VP/ Secretary




STATE OF KENTUCKY   )
                    )SS.
COUNTY OF JEFFERSON)


      The foregoing instrument was acknowledged before me this 30th day of August, 1999, by Gregory A Compton, as VP/Secretary of Tumbleweed, Inc., on behalf of said corporation.

                        /s/ Lisa Wright Hale
                  Notary Public /s/commission expires 4-27-2003




          [Remainder of page intentionally left blank]



               LESSOR:

               AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP

                         By:  AEI Fund Management XXI, Inc.

                         By:/s/ Robert P Johnson
                                Robert P. Johnson, President



STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 31st day of August, 1999, by Robert P. Johnson, the President of AEI Fund Management XXI, Inc., a Minnesota corporation, corporate general partner of AEI Income & Growth Fund XXII Limited Partnership, on behalf of said limited partnership.

                         /s/ Barbara J Kochevar
                              Notary Public

[notary seal]